Harbor Fund
Supplement to Statement of Additional Information dated March 1, 2005 (as revised June 15, 2005)

Portfolio Holdings Disclosure Policy
Non-public portfolio holdings information is disclosed to Bloomberg L.P., which provides services to Jennison Associates LLC (“Jennison”), for the sole purpose of assisting Jennison in performing its services as Subadviser to the Harbor Capital Appreciation Fund.
Non-public portfolio holdings information is disclosed to Russell/Mellon Analytical Services, which provides services to Marsico Capital Management, LLC (“Marsico”), for the sole purpose of assisting Marsico in performing its services as Subadviser to the Harbor International Growth Fund.
25% or Greater Ownership
The following replaces the information contained under the heading “25% of Greater Ownership”.
The following table identifies those shareholders who own 25% or more of each Fund’s shares (all share classes taken together) as of December 15, 2005, and are therefore presumed to control the respective Fund:

	Mid Cap	International
Name of Owner	Growth	Growth	Real Return

Charles Schwab & Co., Inc. Special Custody Acct for Exclusive Benefit of Cust Reinvest Acct 101 Montgomery San Francisco, CA 94101-4122	—	41%	—

National Financial Service Corp. FBO Exclusively Our Customers P.O. Box 3908 Church Street Station New York, NY 10008-3908	57%	—	—

Harbor Capital Advisors, Inc. One SeaGate Toledo, OH 43666.	—	—	75%

To the extent these shareholders have and exercise voting power with respect to shares of the Funds identified above, their voting decisions will have a significant effect on the outcome of any matter submitted to shareholders of those Funds and/or the Trust generally.
Dated: December 21, 2005